UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2005 (June 23, 2005)

UST INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut	06830

(Address of Principal Executive Offices)	(Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon the recommendation of its Nominating & Corporate Governance Committee, the Board of Directors of UST Inc. elected Andrew J. Parsons as a director of the Company on June 23, 2005. Mr. Parsons has been named as a member of each of the following Committees of the Company: Audit and Nominating & Corporate Governance.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.

Dated: June 28, 2005	By:	/s/ Richard A. Kohlberger

	Name:	Richard A. Kohlberger
	Title:	Senior Vice President, General Counsel and Secretary